Exhibit 99.1

KPMG LLP Suite 700 20 Pacifica Irvine, CA 92618-3391

Independent Accountants’ Report on Applying Agreed-Upon Procedures

Greenworks Lending, LLC (“Greenworks”)

Nuveen CP LLC (“Nuveen CP,” together with Greenworks, the “Company”)

Truist Securities, Inc.

Guggenheim Securities, LLC
ING Financial Markets LLC
(together, the “Specified Parties”)

Re: PACEWell 5 LLC, Series 2021-1 – Data File Procedures

We have performed the procedures described below on the specified attributes in an electronic data file entitled “Greenworks_CPACE_2021-1_Data_Tape_211104_for_KPMG_updated_211126.xlsx” provided by the Company on November 26, 2021, containing information on 42 commercial property assessed clean energy assets (the “C-PACE Assets” listed in Exhibit A) as of November 4, 2021 (the “Data File”), which we were informed are intended to be included as collateral in the offering by PACEWell 5 LLC, Series 2021-1. Greenworks is responsible for the specified attributes identified by the Company in the Data File.

The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet their intended purpose of assisting specified parties in evaluating the accuracy of the specified attributes in the Data File. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a specified party of this report and may not meet the needs of all specified parties of this report and, as such, specified parties are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•	The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.
•	The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.
•	The term “reporting threshold” means that dollar amounts and percentages were within $1.00 and 0.1%, respectively.
•	The term “Cutoff Date” means November 4, 2021.
•	The term “Sources” means the following information provided by Greenworks:
–	For each C-PACE Asset, the following documents (as applicable): Financing Agreement, Notice of Assessment and Payment of Contractual Assessment Required, PACE Loan Agreement, CA Statewide Communities Development Authority Open PACE Program Assessment Contract, PACE

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with KPMG International Limited, a private English company limited by guarantee.

Special Assessment Agreement, Energy Project Cooperative Agreement, and/or Special Assessment Agreement (each, a “Financing Agreement”), PACE Transaction Summary, Closing Summary, Appraisal, Property Listing Report, and/or Underwriting Workbook.

–	A schedule which Greenworks informed us was exported from its Salesforce records listing the date and amount of each disbursement under each C-PACE Asset (the “Salesforce Report”).

–	Electronic mail correspondence listing the C-PACE Assets with no prepayment as of the Cut-off Date (the “No-Prepayment List”).

–	A list of acceptable Property Type corresponding to the property type described in the PACE Transaction Summary (the “Property Type Descriptions”).

•	The term “Instructions” means the instructions provided by Greenworks pertaining to a procedure, attribute, or methodology, as described in the table below.

•	The term “Provided Information” means the Cutoff Date, Sources, and Instructions.

Prior to being provided the Data File, we received one or more earlier versions of the data file on which to perform our procedures. In performing those procedures, we identified differences which were communicated to the Specified Parties. The Data File represents the revised information reflecting resolution of differences communicated as determined appropriate by the Specified Parties. We performed the procedures on the Data File, and the results of those procedures are reflected herein.

The procedures we were instructed by the Company to perform and the associated findings are as follows:

For each C-PACE Asset, we compared or recomputed the specified attributes in the Data File listed below to or using the corresponding information included in the Sources, utilizing the Instructions, as applicable. The Specified Parties indicated that the absence of any of the information in the Sources or the inability to agree the indicated information from the Data File to the Sources for each of the attributes identified, utilizing the Instructions as applicable, constituted an exception. The Sources information is listed in the order of priority.

Attribute	Sources / Instructions
Building State	Financing Agreement
Project Address	Financing Agreement, PACE Transaction Summary
Taxing Entity	Financing Agreement
Property Type	PACE Transaction Summary and Property Type Descriptions
DSCR	PACE Transaction Summary
Lien to Value (LTV)

Recompute as (i) the Total Financed Amount in the Financing Agreement divided by (ii) the As-Stabilized Prospective Market Value, As-Complete Prospective Market Value, or Indicated Value, minus the cost of “Fees, Fixtures, and Equipment” (if any), listed in the

Appraisal, Property Listing Report, or PACE Transaction Summary.

2

Attribute	Sources / Instructions
Debt to Value (DTV)

Recompute as (i) the sum of Secured Debt less Seller Financing Amount (listed in the PACE Transaction Summary) and Total Financed Amount (listed in the Financing Agreement) divided by (ii) the As-Stabilized Prospective Market Value, As-Complete Prospective Market Value, or Indicated Value, minus the cost of “Fees, Fixtures, and Equipment” (if any), listed in the Appraisal, Property Listing Report, or PACE Transaction Summary.

For C-PACE Assets #5 and #13, recompute as described above using the “Weighted Average Value” listed in the Underwriting Workbook as the denominator.

For C-PACE Assets #28 and #32, recompute as described above using the “GWL Utilized Value (DTV)” listed in the PACE Transaction Summary as the denominator.

For C-PACE Asset #36, recompute as described above using the sum of the As-Stabilized Value and

Cross-Collateralized Debt listed in the PACE Transaction Summary as the denominator.

Loan Rate	Financing Agreement, Closing Summary
Loan Term	Financing Agreement, Closing Summary
Prepayment Penalty	Financing Agreement, Closing Summary
Total Financed Amount	Financing Agreement
Principal Remaining	Consider the Principal Remaining to be equal to the Total Financed Amount if the C-PACE Asset appears in the No-Prepayment List and the First Repayment Date in the Financing Agreement or Closing Summary is after the Cutoff Date.
Tax Bills / Year	Financing Agreement, Closing Summary. Consider the Tax Bills / Year to be “1” if the Financing Agreement requires annual installments, “2” if the Financing Agreement requires semi-annual installments, and “4” if the Financing Agreement requires quarterly installments.
First Repayment Date	Financing Agreement, Closing Summary
Total Disbursed (%)	Recompute as (i) the sum of disbursement amounts listed in the Salesforce Report divided by (ii) the Project Amount listed in the Financing Agreement or Closing Summary.
Amortization Start Date	Closing Summary

3

Attribute	Sources / Instructions
Capitalized Interest to Receive	Financing Agreement, Closing Summary

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.

We are required to be independent of Greenworks and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

The procedures performed were applied based on the information included in the Data File and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Company,

(ii) the physical existence of the C-PACE Assets, (iii) the reliability or accuracy of the Provided Information which was used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the C-PACE Assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such C-PACE Assets being securitized, (iii) the compliance of the originator of the C-PACE Assets with federal, state, and local laws and regulations, or

(iv) any other factor or characteristic of the C-PACE Assets that would be material to the likelihood that the issuer of the asset-backed notes will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/KPMG LLP

Irvine, California
November 29, 2021

4

Exhibit A

The C-PACE Assets

C-PACE Asset #	Asset Number
1	8031
2	7986
3	7971
4	7401
5	7173
6	7470
7	8012
8	7471
9	8169
10	8423
11	8142
12	2446
13	6690
14	8518
15	7923
16	8242
17	7873
18	7645
19	6739
20	7845
21	6273
22	6477
23	7918
24	8624
25	8405
26	5396
27	8623
28	8616
29	8372
30	8433
31	8808
32	8514
33	8277
34	8083
35	8806
36	8970
37	8316
38	8127
39	7756
40	6402
41	7833
42	7832

A-1

Exhibit B

Property Type Descriptions

Per PACE Transaction Summary	Acceptable Property Type
Apartments	Apartments
Condominiums	Condominiums
Hotel	Hotel
Industrial	Light Manufacturing
Industrial-Warehouse	Warehouse
Industrial Storage Facility	Warehouse
Light Industrial	Light Manufacturing
Mixed-Use	Multi-Tenant Retail
Multifamily	Apartments
Office	Office
Other	Other Civic Properties
Other-Orchard	Agriculture
Private School	Educational Facilities
Retail	Multi-Tenant Retail
Senior Housing	Senior Independent Living
Senior Housing-Memory Care	Senior Memory Care

B-1